UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) August 1, 2005


                          PLAYLOGIC ENTERTAINMENT, INC.
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           (Name of Small Business Issuer as specified in its charter)

   Delaware                        0-49649                    23-3083371
----------------------------- -------------------   --------------------------
(State or other jurisdiction (Commission File      (I.R.S. Employer
of incorporation                     Number)        Identification  Number)
or organization
            Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands
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              (Address of principal executive offices and zip code)


     Registrant's telephone number, including area code: (011) 31-20-676-0304

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

     On August 2, 2005, Donar Enterprises, Inc. (the "Company") issued a press release announcing the effectiveness of the merger of the Company with a wholly-owned subsidiary named Playlogic  Entertainment,  Inc. in accordance with
Section 253 of the Delaware General Corporation Law pursuant to which the Company's name was changed to Playlogic Entertainment, Inc. Playlogic Entertainment, Inc. was formed specifically for the purpose of effecting the name change. In connection with this name change, the Company's ticker symbol on the OTC BB was changed to PLGC.


     A copy of the  Company's  press  release  is being  furnished  herewith  as
Exhibit 99.1.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                             PLAYLOGIC ENTERTAINMENT, INC.



                             By:      /s/ Willem M. Smit
                                      Name: Willem M. Smit
                                      Title: President and Chief
                                             Executive Officer







Date:  August 4, 2005